UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

December 4, 2008

HEREUARE, INC.
(Exact Name of Registrant as specified in its Charter)

000-33033	02-0575232
(Commission File Number)	(I.R.S. Employer Identification Number)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1061 Terra Bella Avenue
Mountain View, California 94043
(Address of Principal Executive Offices and Zip Code)

(650) 969-6868
(Registrant's Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As of December 4, 2008, Anthony K. Chan has ceased to serve as the Chief Financial Officer and a member of the Board of Directors of hereUare, Inc.  Mr. Chan's termination did not involve a disagreement with the Company or its management, its policies or its practices.  Mr. Benedict Van, Chairman of the Board and Chief Executive Officer, will assume the responsibilities of the Chief Financial Officer until an appropriate successor is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hereUare, Inc.
 (Registrant)

By: /s/ Benedict Van
Benedict Van, Chairman & CEO

Date: December 5, 2008